UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 16, 2006
Tufco Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21108	39-1723477

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 920.336.0054
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 ELECTION OF A DIRECTOR
     On November 16, 2006, the Board of Directors of Tufco Technologies, Inc. (the “Company”) elected Mr. Brian Kelly to its Board of Directors pursuant to the Company’s By-laws, at its regularly scheduled Board of Directors’ meeting.
     Mr. Kelly (63) has been the President of Waverly Partners, Inc., a private investment company, since March, 1994.
     Mr. Kelly will sit on the Compensation Committee and will receive the same remuneration as the other Directors.
     There have been no transactions between Mr. Kelly and the Company over the last two years and none are contemplated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.

Dated: November 21, 2006	By:	/s/ Michael B. Wheeler

Michael B. Wheeler
Executive Vice President, Chief Financial
Officer and Chief Operating Officer